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                             GOLF TRUST OF AMERICA, INC.
                           RESTRICTED STOCK AWARD AGREEMENT
                           1997 STOCK-BASED INCENTIVE PLAN


                                   [EMPLOYEE NAME]
                        [NUMBER OF SHARES OF RESTRICTED STOCK]


         THIS RESTRICTED STOCK AWARD AGREEMENT (this "Award Agreement") is dated as of the _____ day of _____________, 19__, between GOLF TRUST OF AMERICA, INC., a Maryland corporation (the "Corporation") and _________________ (the "Employee").

         The Compensation Committee of the Board of Directors of the Corporation (the "Committee") on behalf of the Corporation has granted to the Employee as of the date first above written (the "Award Date") a restricted stock award (the "Restricted Stock Award" or "Award") under Section 4 of the Golf Trust of America, Inc. 1997 Stock-Based Incentive Plan (the "Plan"), upon the terms and conditions set forth herein.

         In consideration of services rendered and to be rendered by the Employee and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

    1. GENERAL TERMS. The Award and this Award Agreement are subject to, and the Corporation and the Employee agree to be bound by, the terms and conditions of the Plan and the General Provisions Applicable to Restricted Stock Awards Granted Under the Plan, adopted by the Committee in September, 1997 pursuant to the Plan (the "General Provisions"). The Plan and the General Provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of the Plan and General Provisions and reading their provisions. Capitalized terms not otherwise defined herein or in the General Provisions shall have the meaning assigned to such terms in the Plan.

    2. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Award Agreement, the Corporation hereby agrees to sell to the Employee and the Employee agrees to purchase from the Corporation, ________ shares of the Corporation's common stock, subject to adjustments under Section 6.2 of the Plan (the "Restricted Shares"), which stock shall be subject to restrictions pursuant to the Plan, at a price of $0.01 per share, for an aggregate purchase price of $________. The purchase payment for the Restricted Stock shall be paid by check in the full amount of $________. The Restricted Stock shall be subject to the following vesting schedule:

    The Award shall vest and restrictions (other than those set forth in Section 9 of the General Provisions


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    (Compliance)) relating to such vested shares shall lapse, in four equal installments on the close of business of each of the days that are the one-year, the two-year, the three-year and the four-year anniversary, respectively, of the Award Date, PROVIDED that at each such vesting date the Employee remains then employed by the Company, unless (i) the Award has earlier vested or has been accelerated, as provided in the Section 3 (Termination), Section 4 (Retirement), Section 5 (Disability or Death), or
    Section 8 (Adjustments) of the General Provisions, or has been otherwise accelerated pursuant to the Plan, or (ii) the Committee has taken other action with respect to the Award pursuant to Section 6.2 or 6.3 of the Plan.

The Corporation acknowledges receipt of any required consideration for such shares in accordance with the terms of the Plan. Employee hereby redelivers the Restricted Stock to the Corporation to be held by it pursuant to the terms hereof.

    3. LEGENDS. All certificates representing any shares of Restricted Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon the following legends:

         (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AND RIGHTS OF FIRST REFUSAL AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

         (b) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

         (c) Any legend required to be placed thereon by the (State Commissioner of Corporations). In the event the (State Commissioner of Corporations) in the future requires imposition of any additional legends on any Shares of the Restricted Stock as a condition to the issuance of future permits or orders, Purchaser agrees to present all certificates representing any Shares of the Restricted Stock for endorsement of any such legend.

    4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF EMPLOYEE. Employee hereby agrees, represents, warrants and covenants to the Corporation as follows:

         (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. I represent and warrant that I am purchasing the Securities solely for my own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof and not


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with any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). I also represent that the entire legal and beneficial interest of the Securities I am purchasing is being purchased for, and will be held for the account of, Purchaser only and neither in whole nor in part for any other person.

         (b) INFORMATION CONCERNING CORPORATION. I represent and warrant that I have heretofore discussed the Corporation and its plans, operations and financial condition with its officers and that I have heretofore received all such information as I deem necessary and appropriate to enable me to evaluate the financial risk inherent in making an investment in the securities of the Corporation and I further represent and warrant that I have received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.

         (c) ECONOMIC RISK. I represent and warrant that I realize that my purchase of the securities will be a highly speculative investment and that I am able, without impairing my financial condition, to hold the securities for an indefinite period of time and to suffer a complete loss on my investment.

         (d) RESTRICTED SECURITIES. I represent and warrant that the Corporation has disclosed to me in writing:

              (i) the sale of the securities which I am purchasing has not been registered under the Securities Act of 1933, as amended (the "Act"), and the securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available;

              (ii)  in any event, during the period ending on the later of
    (i) nine months from the date of sale of the Securities to me and (ii) nine months from the date of any other sale by the Corporation of any of its common stock or any similar security which might be deemed to be part of the same issue as the sale of Securities to me, any resale or other transfer of the Securities by me may be made only to persons resident within the State of South Carolina;

              (iii) the share certificates representing the Securities will be stamped with the legends restricting transfer specified in this Award Agreement; and

              (iv) the Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

         (e) DISPOSITION UNDER RULE 144. I represent and warrant that I understand that the Securities are restricted securities within the meaning of Rule 144 promulgated under the


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Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase and payment of the Securities by me and even then will not be available unless (i) a public trading market then exists for the common stock of the Corporation, (ii) adequate information concerning the Corporation is then available to the public, and
(iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Securities may be made by me only in limited amounts in accordance with such terms and conditions.

         (f) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting my representations set forth above, I further agree that I shall in no event make any disposition of all or any portion of the Securities which I am purchasing unless and until:

              (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

              (ii) (A) I shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (B) I shall have furnished the Corporation with an opinion of my own counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of my counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised me of such concurrence.

    5.   MISCELLANEOUS.

         (a) Subject to the provisions hereof and of the General Provisions and the Plan, Employee shall, during the term of this Award Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Restricted Stock.

         (b) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Award Agreement.

         (d) The Corporation may assign its rights and delegate its duties. If any such assignment or delegation requires consent of the Commissioner of Corporations, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be


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binding upon Employee, his heirs, executors, administrators, successors and assigns.

    6. ARBITRATION. At the option of either party, any and all disputes or controversies whether of law or fact and of any nature whatsoever arising from or respecting this Award Agreement shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that association.

         The arbitrators shall be selected as follows: The Corporation and Employee shall each select one independent, qualified arbitrator and the two arbitrators so selected shall select the third arbitrator. The Corporation reserves the right to object to any individual arbitrator who shall be employed by or affiliated with a competing organization.

         Arbitration shall take place at Charleston, South Carolina, or on any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for the inspection only of the Corporation or Employee and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary and/or a permanent injunction, and shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or those authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By Employee's execution of this Agreement, employee agrees to the terms and conditions hereof and of the Plan.


GOLF TRUST OF AMERICA, INC.,
a Maryland corporation


By
   ---------------------------

   Title
        ---------------------

                                  EMPLOYEE



                                  -----------------------------
                                         (Signature)


                                  -----------------------------
                                         (Print Name)


                                  -----------------------------
                                         (Address)


                                  -----------------------------
                                  (City, State, Zip Code)



Instruction: Sign and complete two copies of this Agreement and return one in the enclosed, addressed envelope to the Corporation.


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